©2025 Concentra Inc. All rights reserved. 2nd Quarter 2025 Results August 7, 2025

©2025 Concentra Inc. All rights reserved. Forward-Looking Statements This presentation contains forward-looking statements that express the Company’s current opinions, expectations, beliefs, plans, objectives, assumptions or projections regarding future events or future results that include, but are not limited to, financial guidance and other projections and forecasts. Forward looking statements include statements that are not historical facts and can be identified by terms such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” “will,” “would” or similar expressions and the negatives of those terms. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the Company’s control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those factors described in the Company’s filings with the Securities and Exchange Commission (“SEC”), including those under “Risk Factors” therein. Should one or more of these risks or uncertainties materialize, or should any of the assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. Actual results may differ materially from these expectations due to changes in global, regional or local economic, business, competitive, market, regulatory and other factors, many of which are beyond the Company’s control. Any forward looking statement made by the Company in this presentation speak only as of the date of this presentation and are expressly qualified in their entirety by the cautionary statements included in this presentation. Factors or events that could cause the Company’s actual results to differ may emerge from time to time, and it is not possible for the Company to predict all of them. The Company may not actually achieve the plans, intentions or expectations disclosed in its forward looking statements and you should not place undue reliance on its forward looking statements. The Company’s forward looking statements do not reflect the potential impac t of any future acquisitions, mergers, dispositions, joint ventures, investments or other strategic transactions it may make. The Company does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. Use of Non-GAAP Financial Information In order to provide investors with greater insight, promote transparency and allow for a more comprehensive understanding of the information used by management in its financial and operational decision making, the Company supplements its condensed consolidated financial statements presented on a GAAP basis herein with certain non-GAAP financial information, including reconciliations of these non-GAAP measures to their most directly comparable GAAP measures, which are included in this presentation, as well as in the Company’s quarterly financial press releases and re lated Form 8-K filings with the SEC. This information can be accessed for free by visiting www.concentra.com or www.sec.gov. We believe that the presentation of Adjusted EBITDA, Adjusted EBITDA margin and Adjusted Net Income Attributable to the Company, as defined herein, are important to investors because Adjusted EBITDA, Adjusted EBITDA margin and Adjusted Net Income Attributable to the Company are commonly used as an analytical indicator of performance by investors within the healthcare industry. Adjusted EBITDA, Adjusted EBITDA margin and Adjusted Net Income Attributable to the Company are used by management to evaluate financial performance of, and determine resource allocation for, each of our operating segments. However, Adjusted EBITDA, Adjusted EBITDA margin and Adjusted Net Income Attributable to the Company are not measures of financial performance under U.S. GAAP. Items excluded from Adjusted EBITDA, Adjusted EBITDA margin and Adjusted Net Income Attributable to the Company are significant components in understanding and assessing financial performance. Adjusted EBITDA, Adjusted EBITDA margin and Adjusted Net Income Attributable to the Company should not be considered in isolation, or as an alternative to, or substitute for, net income, net income margin, income from operations, cash flows generated by operations, investing or financing activities, or other financial statement data presented in the consolidated financial statements as indicators of financial performance or liquidity. Because Adjusted EBITDA, Adjusted EBITDA margin and Adjusted Net Income Attributable to the Company are not measurements determined in accordance with U.S. GAAP and are thus susceptible to varying definitions, Adjusted EBITDA, Adjusted EBITDA margin and Adjusted Net Income Attributable to the Company as presented may not be comparable to other similarly titled measures of other companies. We define Adjusted EBITDA as earnings excluding interest, income taxes, depreciation and amortization, gain (loss) on early retirement of debt, stock compensation expense, separation transaction costs, Nova and Pivot Onsite Innovations acquisition costs, gain (loss) on sale of businesses, and equity in earnings (losses) of unconsolidated subsidiaries. We define Adjusted EBITDA margin as Adjusted EBITDA divided by revenue. We define Adjusted Net Income Attributable to the Company as Net Income Attributable to the Company plus tax-affected adjustments for Loss on Early Retirement of Debt, Separation Transaction Costs, and Nova and Pivot Onsite Innovations Acquisition Costs. We will refer to Adjusted EBITDA, Adjusted EBITDA margin and Adjusted Net Income Attributable to the Company throughout these materials. Disclaimer 2

Concentra At-a-Glance

Concentra is the largest provider of occupational health services in the United States by number of locations[1], with a mission of improving the **health of America's workforce, one patient at a time**

KEY STATISTICS

628
Occupational health centers[1]

406
Onsite health clinics[1]

>50,000
Patients cared for each business day[2]

47
States with service offerings[1]

~215k
Employer customers[2]

~13k
Total colleagues & affiliated clinicians[1,3]

ROBUST FINANCIALS*

$2.0bn
TTM Revenue[2]

$397mm
TTM Adj. EBITDA[2,4]

19.8%
TTM Adj. EBITDA margin[2,4]

>80%
Free cash flow conversion[2,5]

<1%
Revenue from government payor reimbursement[2]

<3%
Revenue from largest employer customer[2]

*Does not include annualized impact of recent acquisitions (Nova, Pivot Onsite Innovations, PHC) or de novos



(1) As of June 30, 2025; (2) As of TTM June 30, 2025; (3) The term "colleagues and affiliated physicians and clinicians" includes both our directly employed colleagues who provide administrative and management support to the affiliated professional medical group entities and the physicians and clinicians that are employed by the affiliated professional medical groups; (4) Adjusted EBITDA and Adjusted EBITDA margin are non-GAAP measures, see appendix for a reconciliation to net income; (5) Free cash flow ("FCF") calculated as FCF divided by Adjusted EBITDA, FCF is calculated as Adjusted EBITDA minus purchases of property and equipment, and is a non-GAAP measure

Concentra

©2025 Concentra Inc.
All rights reserved.

3

We Continue to Deliver on Goals & Key Initiatives

Operational & Financial	Strong Q2 performance with +15.2% Revenue growth (+8.7% excluding Nova) and +13.2% Adjusted EBITDA growth YoY
	Volume growth excluding Nova accelerated in Q2, with Workers' Compensation growing +3.2% YoY and positive Employer Services growth for the second consecutive quarter at +2.0%
	Continued robust growth in reimbursement rates, with Revenue per Visit up +4.4% in Q2 YoY
Development	Completed integration of all 67 Nova centers to Concentra systems, processes, and branding across June-July
	Completed acquisition of Pivot Onsite Innovations on June 1 (240+ onsite health clinics), bringing Concentra to over 1,000 total center and onsite locations for the first time in company history. Integration is underway and on track
	Opened 1 de novo in Q2 with 2-3 more expected to open by end of year (6-7 total in 2025). Pipeline for 2026 in progress
Capital Allocation	Priority focus on de-levering for remainder of 2025, with leverage lowered to 3.8x in Q2 (with Pivot acquisition closing in the quarter). On pace for ~3.5x by year-end and targeting <3.0x by end of 2026
	$0.0625 quarterly dividend maintained, continuing to return value to shareholders
Governance	Announced appointment of two new Board Directors (Brigid Bonner and Vipin Gopal), prominent healthcare leaders with expertise in data/AI/technology and customer experience
Guidance	Raising FY 2025 guidance to Revenue of $2.13bn-$2.16bn and Adjusted EBITDA of $420mm-$430mm

Concentra

©2025 Concentra Inc.
All rights reserved.

4

Q2 2025 Performance

	Q2 2025	Q2 2024	YoY (Δ)		Commentary
Facility Count (end of period)					
Occupational Health Centers	628	547	+81		Due to Nova acquisition (67) and other M&A and de novos
Onsite Health Clinics	406	154	+252		Due to Pivot Onsite acquisition (240+)
KPIs					
Visits per Day ("VPD")	55.0k	50.2k	9.5%	+2.4%	VPD growth excluding impact of Nova acquisition
Workers' Compensation VPD	24.8k	22.7k	9.3%	+3.2%	VPD growth excluding impact of Nova acquisition
Employer Services VPD	29.3k	26.6k	10.3%	+2.0%	VPD growth excluding impact of Nova acquisition
Revenue per Visit ("RPV")	$146	$140	4.4%		
Workers' Compensation RPV	$209	$198	5.4%		
Employer Services RPV	$93	$90	3.1%		
Financials ($ in millions)					
Total Revenue	$550.8	$477.9	15.2%	+8.7%	Revenue growth excluding impact of Nova
Adjusted EBITDA[1]	$115.0	$101.6	13.2%		
Adjusted EBITDA margin[1]	20.9%	21.3%	(38)bps		Largely driven by (1) one-time Nova/Pivot transition costs not adjusted out, (2) reversal of accruals in PY, (3) incremental costs from separation
Net Income	$46.2	$53.1	(12.9%)		
Net Income margin	8.4%	11.1%	(272)bps		Net Income is lower primarily due to IPO recapitalization
Capital Expenditures[2]	$25.2	$15.3	65.3%		Approximately $7M of one-time transition capex for Nova in Q2 2025

Concentra

(1) Adjusted EBITDA and Adjusted EBITDA margin are non-GAAP measures, see appendix for a reconciliation to net income; (2) Excluding acquisitions

©2025 Concentra Inc.
All rights reserved.

5

YTD 2025 Performance

	YTD 2025	YTD 2024	YoY (Δ)	Commentary
Facility Count (end of period)				
Occupational Health Centers	628	547	+81	Due to Nova acquisition (67) and other M&A and de novos
Onsite Health Clinics	406	154	+252	Due to Pivot Onsite acquisition (240+)
KPIs				
Visits per Day ("VPD")	53.0k	49.8k	6.4%	+1.5%
Workers' Compensation VPD	23.9k	22.6k	5.9%	+1.7%
Employer Services VPD	28.1k	26.3k	7.1%	+1.5%
Revenue per Visit ("RPV")	$146	$139	5.0%	
Workers' Compensation RPV	$209	$197	6.2%	
Employer Services RPV	$94	$90	3.5%	
Financials ($ in millions)				
Total Revenue	$1,051.5	$945.5	11.2%	+12.1% Revenue growth on a per-day basis +7.6% Revenue growth on a per-day basis excluding Nova (Note: One less revenue day in YTD 2025 vs. YTD 2024)
Adjusted EBITDA[1]	$217.7	$197.7	10.1%	
Adjusted EBITDA margin[1]	20.7%	20.9%	(21)bps	Largely driven by (1) one-time Nova/Pivot transition costs not adjusted out, (2) reversal of accruals in PY, (3) incremental costs from separation
Net Income	$86.8	$103.3	(16.0%)	
Net Income margin	8.3%	10.9%	(267)bps	Net Income is lower primarily due to IPO recapitalization
Capital Expenditures[2]	$41.0	$32.5	26.0%	Approximately $7M of one-time transition capex for Nova in Q2 2025

VPD growth excluding impact of Nova acquisition (applies to the +1.5%, +1.7%, +1.5% figures above)

Concentra

(1) Adjusted EBITDA and Adjusted EBITDA margin are non-GAAP measures, see appendix for a reconciliation to net income; (2) Excluding acquisitions

©2025 Concentra Inc.
All rights reserved.

6

Balance Sheet & Capital Allocation Strategy

Heightened focus on acquisition integration and de-levering for remainder of 2025

Capital Allocation Strategy

Leverage

Prudent management of leverage levels, targeting <3.0x net leverage by end of 2026

M&A and De Novos

Strategic, impactful acquisitions (Nova, PHC, Pivot Onsite Innovations) + consistent de novo expansion = short- and long-term value creation

Capital Expenditures

Continued strategic investment in technology, facilities, and infrastructure

Dividend

Concentra Board of Directors approved a quarterly cash dividend of $0.0625 per share

Net Leverage

(Net leverage as multiple of Adj. EBITDA[1], calculation per credit agreement)



Nova acquisition
Pivot acquisition
~3.9x
3.5x
3.9x
3.8x
~3.5x
<3.0x
At IPO
FY '24A
3/31/25
6/30/25
FY '25E
FY '26E Target

Liquidity

($ in millions)



$417
$343
Revolver Capacity²
$74
Cash
6/30/2025

Concentra

(1) Net Leverage = Net Debt / Adjusted EBITDA (non-GAAP measure, see appendix for a reconciliation of Adjusted EBITDA to net income); (2) Concentra has $85 million of outstanding borrowings under its $450 million revolving facility; however, Concentra has $343 million of availability under its revolving credit facility after giving effect to $22 million of outstanding letters of credit

©2025 Concentra Inc.
All rights reserved.

7

©2025 Concentra Inc. All rights reserved. Raising 2025 Full-Year Guidance 8(1) Adjusted EBITDA is a non-GAAP measure, see appendix for a reconciliation to net income; (2) Net Leverage = Net Debt / Adjusted EBITDA (non-GAAP measure, see appendix for a reconciliation of Adjusted EBITDA to net income) FY 2024 Actual FY 2025 Guidance YoY Growth (%) Commentary Total Revenue $1,900.2mm $2.13bn – $2.16bn 12% – 14% Raising previous FY 2025 guidance ($2.1bn – $2.15bn) Adjusted EBITDA1 $376.9mm $420mm – $430mm 11% – 14% Raising previous FY 2025 guidance ($415mm – $430mm) Capital Expenditures $64.3mm $80mm – $90mm 2025 capex includes one-time spend for Nova integration Net Leverage2 3.5x ~3.5x

©2025 Concentra Inc. All rights reserved. Appendix

We Deliver High Quality Service to Employers and Patients Through Multiple Access Points

	Occupational Health Centers	Onsite Health Clinics	Telemed
# of Facilities[1]	**628**	**406**	**Virtual 24/7**
Customer Base and Types	Each center serves hundreds of employers ~215,000 employers, ranging from Fortune 100 to small businesses	Each clinic dedicated to a single employer's worksite Medium to large-sized companies	All types of employers
% of Revenue[2]	**~95%**	**~4%**	**~1%**
Key Services			
Workers' Compensation	✓	✓	✓
Employer Services	✓	✓	✓
Consumer Health	✓	✓	
Advanced Primary Care (employer-sponsored)		✓	
Growth Developments	✓ Transitioned all 67 Nova centers to Concentra systems, branding and processes (as of end of July) ✓ 1 de novo opened in Q2 ✓ Solid acquisition pipeline of smaller practices	✓ Completed acquisition of Pivot Onsite Innovations (240+ clinics); integration process underway ✓ Continued growth of advanced primary care service offering (launched Q3 2024)	✓ Continued ramp of behavioral health service offering (launched Q3 2024)

Concentra

(1) As of June 30, 2025; (2) TTM as of June 30, 2025, figures are rounded, remaining percentage comprised of other businesses (pharmacy repackaging operations and third-party employer services administration)

©2025 Concentra Inc. All rights reserved.

10

©2025 Concentra Inc. All rights reserved. 11 We Have a Highly Diverse Business with Strong Underlying Fundamentals and Minimal Stroke-of-the-Pen Risk (1) Occupational Health Center revenue, TTM as of June 30, 2025; (2) Based on occupational health centers operated by Concentra as of June 30, 2025. Percentages represent rounded approximations and may not total 100%. Broad geographic mix2 Remaining States 52% Texas 16% California 16% Florida 6% Pennsylvania 5%Colorado 4% Attractive payor mix1 Employer Services Employers and TPAs 33% Medicare & Other <1% Workers’ Compensation Employers, insurance carriers and TPAs 65% Urgent & Commercial 2% Diverse industry mix1 Retail, 10% Manufacturing, 9% Healthcare, 9% Construction, 8% Business Services & Staffing Agencies, 8% Logistics & Motor Freight, 7%Wholesale, 7% Government*, 7% Food Stores, Products & Restaurants, 7% Transportation, 6% Schools, 5% Other, 18% Low employer customer concentration1 ~37% Top 1,000 Employers Remaining Employers 63% #2 - #1,000 Employers ~34% #1 Employer <3% *Largely comprised of local/state government entities ~99% non-government payor = minimal stroke-of-the-pen risk

©2025 Concentra Inc. All rights reserved. 12 Our Long-Term Financial Targets Consistent Profitability with Continued Improvement 20%+ Adjusted EBITDA margin1 Robust Free Cash Flow2 Generation >80% Annual FCF conversion2 Prudent Deleveraging Strategy <3.0x Targeted net leverage3 by end of 2026 Stable Revenue Growth Mid-to-High Single-digit growth Dividend $0.0625 Quarterly cash dividend per share Note: These are not projections; they are goals/targets and are forward-looking, subject to significant business, economic, regulatory and competitive uncertainties and contingencies, many of which are beyond the control of the Company and its management, and are based upon assumptions with respect to future decisions, which are subject to change. Actual results will vary and those variations may be material. Nothing in this presentation should be regarded as a representation by any person that these goals/targets will be achieved and the Company undertakes no duty to update its goals/targets; (1) Adjusted EBITDA and Adjusted EBITDA margin are non-GAAP measures; (2) Calculated as free cash flow (“FCF”) divided by Adjusted EBITDA, FCF is calculated as Adjusted EBITDA minus purchases of property and equipment, and is a non-GAAP measure; (3) Net Leverage = Net Debt / Adjusted EBITDA

©2025 Concentra Inc. All rights reserved. Reconciliation of Net Income to Adjusted EBITDA and Revenue 13 Three Months Ended Jun. 30, Six Months Ended Jun. 30, TTM Jun. 30, ($ in thousands) 2025 2024 2025 2024 2025 Revenue $550,785 $477,915 $1,051,537 $945,513 $2,006,216 Net Income $46,194 $53,059 $86,836 $103,338 $155,395 Income Tax Expense 15,155 18,096 28,409 33,233 54,672 Interest Expense (Income) 28,193 (205) 53,741 (94) 101,549 Interest Expense on Related Party Debt − 9,318 − 19,289 2,691 Equity in Losses of Unconsolidated Subsidiaries − 3,676 − 3,676 − Loss on Early Retirement of Debt − − 875 − 875 Stock Compensation Expense 2,285 166 4,554 332 6,549 Depreciation and Amortization 18,998 17,870 35,617 36,355 66,440 Separation Transaction Costs 1,360 (380) 1,675 1,613 1,755 Nova and Pivot Onsite Innovations Acquisition Costs 2,833 − 5,970 − 6,865 Adjusted EBITDA $115,018 $101,600 $217,677 $197,742 $396,791 Net Income Margin 8.4% 11.1% 8.3% 10.9% 7.7% Adjusted EBITDA Margin 20.9% 21.3% 20.7% 20.9% 19.8% Note: May not foot due to rounding

©2025 Concentra Inc. All rights reserved. Reconciliation of 2025 Full-Year Adjusted EBITDA Guidance 14 Range ($ in millions) Low High Net Income Attributable to the Company $157 $164 Net Income Attributable to Non-Controlling Interests 6 7 Net Income $163 $171 Loss on Early Retirement of Debt 1 1 Income Tax Expense 54 56 Interest Expense 109 109 Income from Operations $327 $337 Stock Compensation Expense 10 10 Depreciation and Amortization1 74 74 Separation Transaction Costs 3 3 Nova and Pivot Onsite Innovations Acquisition Costs 6 6 Adjusted EBITDA $420 $430 Adjusted Net Income Attributable to the Company2 $165 $172 (1) Increase in Depreciation and Amortization from previous guidance primarily due to acquisitions; (2) Calculated as Net Income Attributable to the Company plus tax-affected adjustments for Loss on Early Retirement of Debt, Separation Transaction Costs, and Nova and Pivot Onsite Innovations Acquisition Costs